Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MK Gold Company (the “Company”) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Frank Joklik, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. FRANK JOKLIK

G. Frank Joklik Chairman of the Board and Chief Executive Officer March 31, 2003

A signed original of this written statement required by Section 906 has been provided to MK Gold Company and will be retained by MK Gold Company and furnished to the Securities and Exchange Commission or its staff upon request.